Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Robert W. Drummond, the Chief Executive Officer and Director of NexTier Oilfield Solutions Inc. (the “Company”), and Kenneth Pucheu, the Executive Vice President and Chief Financial Officer of the Company, hereby certify that, to their knowledge:
1. The Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 26, 2022	By:	/s/ Robert W. Drummond
Robert W. Drummond
Chief Executive Officer and Director
(Principal Executive Officer)

Date: October 26, 2022	By:	/s/ Kenneth Pucheu
Kenneth Pucheu
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)